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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  April  7,  2003

                                  VALCOM, INC.
               (Exact name of Registrant as specified in charter)


DELAWARE                              000-28416           58-1700840
(State or other jurisdiction  (Commission  File Number)  (IRS Employer
of  incorporation)                                       Identification  Number)

                           26030 AVENUE HALL, STUDIO 5
                              VALENCIA, CALIFORNIA
                    (Address of principal executive offices)


Registrant's  telephone  number,  including  area  code:   (661)  257-8000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

FORWARD-LOOKING  STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings, the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect Registrant's current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, operations and results of operations and any businesses that Registrant may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM  3.       BANKRUPTCY  OR  RECEIVERSHIP

On April 7, 2003, Valencia Entertainment International, LLC, a California limited liability company and the Registrant's subsidiary ("Valencia Entertainment") filed a voluntary petition in bankruptcy for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California.

        As a provider of production facilities and television programming, the Company has experienced declining sales primarily attributable to the downturn in the U.S. financial markets and the economy as a whole. While current clients for the Company's sound stages service Paramount's Jag and others, difficult market conditions have currently limited the Company's ability to quickly execute its business strategy of attracting new clients to replace past long-term clients and diversifying existing revenue streams.

     The Company will continue to operate its business while focusing on strategic planning, restructuring finances and reducing its debt. While this has been an especially difficult period for the financial market in general and the Company, in particular, the Company believes that opportunities exist to re-assert its business model. The Company intends to continue normal operations while focusing on restoring its financial health during the upcoming reorganization period.



ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)     FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

Not  applicable.

(B)     PRO  FORMA  FINANCIAL  INFORMATION

Not  applicable.

(C)     EXHIBITS

     Not  applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April  14,  2003                         VALCOM,  INC.


                                   By:     /s/  Donald  P.  Magier
                                           -----------------------
                                            Donald  P.  Magier
                                            Treasurer  and  Secretary